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                                                                   EXHIBIT 10.17

                    FIRST AMENDMENT OF CO-BRANDING AGREEMENT

THIS FIRST AMENDMENT OF CO-BRANDING AGREEMENT (the "Amendment"), entered into as of February 6, 2001 ("Amendment Effective Date"), is by and between VerticalNet LLC, a Delaware limited liability company having a principal place of business at 700 Dresher Road, Suite 100, Horsham, Pennsylvania 19044 ("VerticalNet") and Neoforma.com, Inc., a Delaware corporation, having a principal place of business at 3061 Zanker Road, San Jose, CA 95134 ("Neoforma").

                                    RECITALS

A. WHEREAS, VerticalNet and Neoforma entered into a Co-Branding Agreement on or about November 19, 1999 (the "Agreement").

B. WHEREAS, pursuant to the Agreement, VerticalNet is to, inter alia, promote Neoforma Shop, Neoforma Plan and Neoforma Auction within certain of VerticalNet's vertical trade communities.

C. WHEREAS, the Parties desire to amend the Agreement to change the operative commercial terms and the Term of the Agreement.

THEREFORE, the Parties, intending to be legally bound, agree as follows:

1.   AMENDMENT

     1.1. Pursuant to Section 16.6 of the Agreement, Section 1.9 of the Agreement shall be deleted in its entirety and replaced with the following paragraph, which shall become part of the Agreement:

          1.9 INITIAL TERM shall mean the Effective Date through December 31, 2000, unless earlier terminated pursuant to Section 11.

     1.2 Pursuant to Section 16.6 of the Agreement, Sections 10.2 of the Agreement shall be deleted in its entirety and replaced with the following paragraph, which shall become part of the Agreement:

          10.2 PROMOTIONAL FEES. In consideration of the performance by VerticalNet of its obligation to promote the Neoforma Shop, Neoforma Plan and Neoforma Auction under Section 8.2, Neoforma shall pay to VerticalNet a promotional fee equal to $750,000, payable in four equal quarterly and non-refundable installments of $187,500, with the first installment payable on the Effective Date, the second installment payable on the three month anniversary of the Effective Date, the third installment payable on the six month anniversary of the Effective Date, and the fourth and final installment payable on December 1, 2000.

     1.3 Pursuant to Section 16.6 of the Agreement, Section 11.1 of the Agreement shall be deleted in its entirety.

2.   OTHER OBLIGATIONS, RIGHTS, REPRESENTATIONS AND WARRANTIES

     2.1 All other obligations, rights, representations and warranties set forth in the Agreement remain unchanged and in full effect.
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     2.2  Each of VerticalNet and Neoforma agree that nothing set forth herein will relieve either VerticalNet or Neoforma from those provisions of the Agreement that by the provisions of the Agreement are to survive termination of the Agreement and that each will comply with its obligations under Section 11.3 ("Upon Termination") of the Agreement.

     2.3 Neither VerticalNet nor Neoforma shall publicly disclose the fact that they have entered into this Amendment, or any of the terms, conditions or provisions of this Amendment, except as may be required by any applicable law, rule or regulation.

3.   GENERAL

     3.1 Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

     3.2 Titles. The headings appearing at the beginning of the sections contained herein have been inserted for identification and reference purposes only and shall not be used to determine the construction or interpretation of this Amendment. The nomenclature of the defined terms used herein shall only be used for the construction of this Amendment, and are not to be used for any other purpose, including, but not limited to, interpretation for accounting purposes.

     3.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when any one or more counterparts hereof, individually or taken together, bear the signatures of both Parties. For the purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, shall be deemed an original.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the dates set forth below.

VERTICALNET LLC                           NEOFORMA.COM, INC.


By: /s/ CHRISTOPHER G. KUHN               By: /s/ ANDREW GUGGENHIME
   -----------------------------------       -----------------------------------
Name: Christopher G. Kuhn                 Name: Andrew Guggenhime
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Title: VP, Legal Affairs                  Title: Chief Financial Officer
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Date: 2/7/01                              Date: 2/6/01
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